United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 5, 2013

(Date of Report)

Legal Life Plans, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-119915	20-1499421
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 North Military Trail, Ste. 107 Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

(561) 672-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Legal Life Plans, Inc. (the “Company”) has prepared a memorandum for the offering of its securities. In the event any securities are sold the Company will file a report detailing such sale(s).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Private Placement Memorandum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2013	LEGAL LIFE PLANS, INC.
/s/ Scott Weissman
Scott Weissman
President